UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number:  811-04049

DWS Income Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
 (Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	3/31/2012

ITEM 1.	REPORT TO STOCKHOLDERS

MARCH 31, 2012 Semiannual Report to Shareholders

DWS Global Inflation Fund

Contents
4 Performance Summary
7 Consolidated Portfolio Summary
8 Consolidated Investment Portfolio
15 Consolidated Statement of Assets and Liabilities
17 Consolidated Statement of Operations
18 Consolidated Statement of Changes in Net Assets
19 Consolidated Financial Highlights
24 Notes to Consolidated Financial Statements
38 Information About Your Fund's Expenses
40 Summary of Management Fee Evaluation by Independent Fee Consultant
44 Account Management Resources
46 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

The fund invests in commodity-linked derivatives which may subject the fund to special risks. Market price movements or regulatory and economic changes will have a significant impact on the fund's performance. Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. The fund may use derivatives, including as part of its Global Tactical Asset Allocation (GTAA) strategy. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. If interest rates rise due to reasons other than inflation, the fund's investment in inflation linked bonds may not be fully protected from the effects of rising interest rates. The fund may lend securities to approved institutions. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary March 31, 2012 (Unaudited)
Average Annual Total Returns as of 3/31/12
Unadjusted for Sales Charge	6-Month‡	1-Year	3-Year	5-Year	Life of Fund*
Class A	2.72%	9.94%	8.03%	6.40%	5.56%
Class B	2.19%	9.00%	7.21%	5.58%	4.76%
Class C	2.29%	9.10%	7.21%	5.60%	4.77%
Adjusted for the Maximum Sales Charge
Class A (max 2.75% load)	-0.11%	6.91%	7.03%	5.81%	5.13%
Class B (max 4.00% CDSC)	-1.68%	6.00%	6.63%	5.42%	4.76%
Class C (max 1.00% CDSC)	1.32%	9.10%	7.21%	5.60%	4.77%
No Sales Charges
Class S	2.74%	10.11%	8.28%	6.62%	5.76%
Institutional Class	2.75%	10.14%	8.32%	6.66%	5.82%
Barclays U.S. Treasury: U.S. TIPS Index+	3.57%	12.20%	8.74%	7.60%	6.47%

‡ Total returns shown for periods less than one year are not annualized.

* The Fund commenced operations on July 8, 2005. Index returns began on July 31, 2005.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2012 are 1.00%, 1.81%, 1.73%, 0.84% and 0.63% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended March 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on July 8, 2005. Index returns began on July 31, 2005.

+ The Barclays U.S. Treasury: U.S. TIPS Index is an unmanaged, dollar-denominated index consisting of inflation-protected securities issued by the U.S. Treasury with at least one year to final maturity.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 3/31/12	$10.77	$10.88	$10.89	$10.73	$10.73
9/30/11	$11.11	$11.23	$11.24	$11.07	$11.07
Distribution Information: Six Months as of 3/31/12: Income Dividends	$.21	$.18	$.18	$.22	$.22
Capital Gain Distributions	$.42	$.42	$.42	$.42	$.42

Morningstar Rankings — Inflation-Protected Bond Funds Category as of 3/31/12
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	135	of	194	69
3-Year	94	of	157	60
5-Year	93	of	139	67
Class B 1-Year	146	of	194	75
3-Year	133	of	157	84
5-Year	121	of	139	87
Class C 1-Year	145	of	194	74
3-Year	134	of	157	85
5-Year	120	of	139	86
Class S 1-Year	130	of	194	67
3-Year	68	of	157	43
5-Year	83	of	139	59
Institutional Class 1-Year	129	of	194	66
3-Year	63	of	157	40
5-Year	76	of	139	54

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Consolidated Portfolio Summary (Unaudited)

Consolidated Investment Portfolio as of March 31, 2012 (Unaudited)

	Principal Amount ($)	Value ($)

Government & Agency Obligations 88.1%
U.S. Treasury Obligations
U.S. Treasury Inflation-Indexed Bonds:
1.75%, 1/15/2028 (a)	9,195,300	10,966,112
2.125%, 2/15/2040	4,194,200	5,515,046
2.125%, 2/15/2041	6,726,850	8,870,509
2.5%, 1/15/2029	22,167,180	29,257,219
U.S. Treasury Inflation-Indexed Notes:
0.125%, 4/15/2016	29,262,090	30,908,082
0.5%, 4/15/2015	5,228,900	5,543,450
0.625%, 4/15/2013 (a)	6,969,495	7,151,357
0.625%, 7/15/2021	33,182,820	35,902,252
1.125%, 1/15/2021	16,058,310	18,075,635
1.25%, 4/15/2014	11,244,240	11,925,922
1.375%, 7/15/2018	10,509,800	12,034,541
1.375%, 1/15/2020	15,406,041	17,694,085
1.625%, 1/15/2018 (a)	13,630,680	15,664,636
Total Government & Agency Obligations (Cost $196,643,472)		209,508,846

Corporate Bond 1.2%
Financials
Barclays Bank PLC, 0.473%*, 2/28/2022 (Cost $2,962,825)	3,000,000	2,884,500

Mortgage-Backed Securities Pass-Throughs 0.1%
Federal Home Loan Mortgage Corp., 7.5%, 3/17/2017	127,256	134,981
Federal National Mortgage Association, 9.0%, 3/1/2020	47,126	52,149
Total Mortgage-Backed Securities Pass-Throughs (Cost $181,798)		187,130

Asset-Backed 1.5%
Credit Card Receivables 0.4%
Discover Card Master Trust, "A2", Series 2007-A2, 0.814%*, 6/15/2015	1,000,000	1,002,470
Home Equity Loans 1.1%
Countrywide Home Equity Loan Trust, "2A", Series 2006-I, 0.382%*, 1/15/2037	881,419	680,129
Novastar Home Equity Loan, "M3", Series 2004-3, 1.292%*, 12/25/2034	2,000,000	1,898,232
		2,578,361
Total Asset-Backed (Cost $3,517,825)		3,580,831

Collateralized Mortgage Obligations 0.5%
Federal National Mortgage Association, "SA", Series 2003-30, Interest Only, 7.408%***, 10/25/2017	1,413,317	60,810
Residential Asset Securitization Trust, "1A2", Series 2003-A15, 0.692%*, 2/25/2034	1,222,598	1,161,494
Total Collateralized Mortgage Obligations (Cost $1,213,815)		1,222,304

Short-Term U.S. Treasury Obligations 5.4%
U.S. Treasury Bills:
0.07%**, 5/31/2012 (b)	1,500,000	1,499,865
0.087%**, 7/26/2012 (b)	5,000,000	4,998,685
0.09%**, 9/20/2012 (b)	2,000,000	1,998,718
0.095%**, 8/23/2012 (b)	3,500,000	3,498,334
0.125%**, 8/23/2012 (b)	500,000	499,750
0.13%**, 9/6/2012 (c)	374,000	373,796
Total Short-Term U.S. Treasury Obligations (Cost $12,869,990)		12,869,148

	Shares	Value ($)

Common Stocks 0.8%
Financials
American Capital Agency Corp. (REIT) (a)	41,000	1,211,140
American Capital Mortgage Investment Corp.	30,000	653,100
Total Common Stocks (Cost $1,738,968)		1,864,240

	Contracts	Value ($)

Call Options Purchased 0.0%
10 Year U.S. Treasury Note Future, Expiration Date 5/25/2012, Strike Price $132.0	40	9,375
10 Year U.S. Treasury Note Future, Expiration Date 5/25/2012, Strike Price $135.0	60	1,875
Total Call Options Purchased (Cost $30,625)		11,250

	Shares	Value ($)

Securities Lending Collateral 11.5%
Daily Assets Fund Institutional, 0.27% (d) (e) (Cost $27,343,509)	27,343,509	27,343,509

Cash Equivalents 1.1%
Central Cash Management Fund, 0.11% (d) (Cost $2,603,608)	2,603,608	2,603,608

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $249,106,435)+	110.2	262,075,366
Other Assets and Liabilities, Net	(10.2)	(24,266,002)
Net Assets	100.0	237,809,364

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of March 31, 2012.

** Annualized yield at time of purchase; not a coupon rate.

*** These securities are shown at their current rate as of March 31, 2012.

+ The cost for federal income tax purposes was $249,484,128. At March 31, 2012, net unrealized appreciation for all securities based on tax cost was $12,591,238. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $13,116,250 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $525,012.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at March 31, 2012 amounted to $26,614,704, which is 11.2% of net assets.

(b) At March 31, 2012, this security has been pledged, in whole or in part, as collateral for open commodity-linked rate swap contracts.

(c) At March 31, 2012, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

REIT: Real Estate Investment Trust

At March 31, 2012, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year U.S. Treasury Note	USD	6/20/2012	10	1,294,844	12,295
Federal Republic of Germany Euro-Schatz	EUR	6/7/2012	150	22,073,063	9,723
Ultra Long U.S. Treasury Bond	USD	6/20/2012	10	1,509,688	(21,563)
United Kingdom Long Gilt Bond	GBP	6/27/2012	62	11,355,849	19,302
Total net unrealized appreciation					19,757

At March 31, 2012, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Treasury Bond	AUD	6/15/2012	4	480,978	(11,149)
10 Year Canadian Government Bond	CAD	6/20/2012	72	9,472,715	36,659
10 Year Japanese Government Bond	JPY	6/11/2012	1	1,715,718	1,677
10 Year U.S. Treasury Note	USD	6/20/2012	25	3,237,109	8,203
2 Year U.S. Treasury Note	USD	6/29/2012	48	10,566,750	5,028
Federal Republic of Germany Euro-Bund	EUR	6/7/2012	16	2,955,265	(62,554)
Total net unrealized depreciation					(22,136)

At March 31, 2012, open written options contracts were as follows:
Written Options	Contracts	Expiration Date	Strike Price ($)	Premiums Received ($)	Value ($) (f)
Call Options 10 Year U.S. Treasury Note Future	80	5/25/2012	133.5	6,250	(6,250)

(f) Unrealized appreciation at March 31, 2012 was $0.

At March 31, 2012, open commodity-linked swap contracts were as follows:
Expiration Date	Notional Amount ($)		Fixed Fee Paid by the Fund	Pay/Receive Return of the Reference Index/Entity	Value ($) (g)
Long Positions
4/24/2012	7,681,600	1	0.44%	Citi Cubes Dow Jones-UBS Weighted Index	(161,688)
4/24/2012	6,721,400	2	0.48%	Barclays Capital-Commodity Strategy 1500 Index	(105,132)
4/24/2012	4,801,000	3	0.23%	Dow Jones-UBS Commodity Index 3 Month Forward	(97,368)
4/24/2012	6,241,300	4	0.43%	Goldman Dow Jones-UBS Commodity Excess Return E95 Strategy	(87,767)
4/24/2012	4,801,000	5	0.46%	JPMorgan Alternative Benchmark Enhanced Beta Select Excess Return Index	(63,964)
4/24/2012	1,440,300	5	0.46%	JPMorgan Alternative Benchmark Enhanced Beta Select Excess Return Index	(19,189)
4/24/2012	2,688,560	6	0.34%	Merrill Lynch Commodity Index eXtra LDA Excess Return Index	(41,787)
4/24/2012	4,032,840	6	0.45%	Merrill Lynch Commodity Index eXtra LDA Excess Return Index	(65,400)
4/24/2012	5,761,000	7	0.3%	Dow Jones-UBS Commodity Index 2-4-6 Month Forward Blend	(103,784)
4/24/2012	18,244,000	7	0.05%	UBS Custom Commodity Index Basket	195,996
Short Positions
4/24/2012	7,201,500	6	0.08%	Dow Jones-UBS Commodity Index 3 Month Forward	135,667
4/24/2012	9,602,000	1	0.0%	Dow Jones-UBS Commodity Index 3 Month Forward	181,262
4/24/2012	9,602,000	5	0.0%	Dow Jones-UBS Commodity Index 3 Month Forward	181,262
4/24/2012	7,201,500	7	0.0%	Dow Jones-UBS Commodity Index 3 Month Forward	181,879
Total net unrealized appreciation					129,987

(g) There are no upfront payments on commodity-linked swaps listed above, therefore unrealized appreciation (depreciation) is equal to their value.

At March 31, 2012, open total return swap contracts were as follows:
Effective/ Expiration Date	Notional Amount ($)		Fixed Cash Flows Paid	Reference Entity	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Depreciation ($)
6/9/2010 6/1/2012	6,800,000	1	0.45%	Citigroup Global Interest Rate Strategy Index	(25,974)	—	(25,974)

Counterparties:

1 Citigroup, Inc.

2 Barclays Bank PLC

3 Morgan Stanley

4 The Goldman Sachs & Co.

5 JPMorgan Chase Securities, Inc.

6 Merrill Lynch & Co., Inc

7 UBS AG

At March 31, 2012, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	8,938,060	CHF	8,200,000	4/24/2012	148,215	UBS AG
USD	8,042,077	EUR	6,080,000	4/24/2012	67,644	UBS AG
USD	2,438,575	GBP	1,540,000	4/24/2012	24,275	UBS AG
USD	2,579,082	JPY	215,000,000	4/24/2012	19,059	UBS AG
USD	1,582,000	NOK	9,110,000	4/24/2012	16,241	UBS AG
USD	5,538,390	SEK	37,430,000	4/24/2012	113,708	UBS AG
AUD	6,670,000	USD	6,942,770	4/24/2012	52,394	UBS AG
CAD	2,210,000	USD	2,227,755	4/24/2012	13,153	UBS AG
NZD	1,900,000	USD	1,559,115	4/24/2012	5,904	UBS AG
Total unrealized appreciation					460,593

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	11,331,225	AUD	10,770,000	4/24/2012	(205,386)	UBS AG
USD	877,839	CAD	870,000	4/24/2012	(6,028)	UBS AG
CHF	5,430,000	USD	5,954,535	4/24/2012	(62,352)	UBS AG
EUR	11,130,000	USD	14,645,077	4/24/2012	(200,514)	UBS AG
GBP	4,400,000	USD	6,977,696	4/24/2012	(59,017)	UBS AG
JPY	223,050,000	USD	2,654,804	4/24/2012	(40,616)	UBS AG
Total unrealized depreciation					(573,913)

Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar CHF Swiss Franc EUR Euro GBP British Pound JPY Japanese Yen NOK Norwegian Krone NZD New Zealand Dollar SEK Swedish Krona USD United States Dollar

For information on the Fund's policy and additional disclosure regarding futures contracts, commodity-linked swap contracts, total return swap contracts, forward foreign currency exchange contracts, purchased options and written options contracts, please refer to Note B in the accompanying Notes to Consolidated Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Consolidated Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (h)
Government & Agency Obligations	$—	$209,508,846	$—	$209,508,846
Corporate Bond	—	2,884,500	—	2,884,500
Mortgage-Backed Securities Pass-Throughs	—	187,130	—	187,130
Asset-Backed	—	3,580,831	—	3,580,831
Collateralized Mortgage Obligations	—	1,222,304	—	1,222,304
Short-Term U.S. Treasury Obligations	—	12,869,148	—	12,869,148
Common Stocks	1,864,240	—	—	1,864,240
Short-Term Investments (h)	29,947,117	—	—	29,947,117
Derivatives (i)	104,137	1,336,659	—	1,440,796
Total	$31,915,494	$231,589,418	$—	$263,504,912
Liabilities
Derivatives (i)	$(101,516)	$(1,345,966)	$—	$(1,447,482)
Total	$(101,516)	$(1,345,966)	$—	$(1,447,482)

There have been no transfers between Level 1 and Level 2 fair value measurements during the period ended March 31, 2012.

(h) See Consolidated Investment Portfolio for additional detailed categorizations.

(i) Derivatives include unrealized appreciation (depreciation) on open futures contracts, commodity-linked swap contracts, total return swap contracts, forward foreign currency exchange contracts and purchased and written options at value.

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Assets and Liabilities
as of March 31, 2012 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $219,159,318) — including $26,614,704 of securities loaned	$232,128,249
Investment in Daily Assets Fund Institutional (cost $27,343,509)*	27,343,509
Investment in Central Cash Management Fund (cost $2,603,608)	2,603,608
Total investments in securities, at value (cost $249,106,435)	262,075,366
Cash	55,944
Deposit with broker for futures contracts	723,268
Cash held as collateral for forward foreign currency exchange contracts	1,330,000
Receivable for Fund shares sold	987,584
Dividends receivable	78,250
Interest receivable	494,975
Receivable for variation margin on futures contracts	4,376
Unrealized appreciation on swap contracts	876,066
Unrealized appreciation on forward foreign currency exchange contracts	460,593
Other assets	42,576
Total assets	267,128,998
Liabilities
Foreign cash overdraft, at value (cost $33,445)	31,811
Payable upon return of securities loaned	27,343,509
Payable for Fund shares redeemed	353,712
Options written, at value (premium received $6,250)	6,250
Unrealized depreciation on swap contracts	772,053
Unrealized depreciation on forward foreign currency exchange contracts	573,913
Accrued management fee	80,887
Other accrued expenses and payables	157,499
Total liabilities	29,319,634
Net assets, at value	$237,809,364

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Assets and Liabilities as of March 31, 2012 (Unaudited) (continued)
Net Assets Consist of
Undistributed net investment income	507,484
Net unrealized appreciation (depreciation) on: Investments	12,968,931
Swap contracts	104,013
Futures	(2,379)
Foreign currency	(111,686)
Accumulated net realized gain (loss)	83,623
Paid-in capital	224,259,378
Net assets, at value	$237,809,364
Net Asset Value
Class A Net Asset Value and redemption price per share ($44,056,078 ÷ 4,091,988 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.77
Maximum offering price per share (100 ÷ 97.25 of $10.77)	$11.07
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,767,307 ÷ 162,370 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.88
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($17,188,316 ÷ 1,578,124 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.89
Class S Net Asset Value, offering and redemption price per share ($32,308,754 ÷ 3,010,814 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.73
Institutional Class Net Asset Value, offering and redemption price per share ($142,488,909 ÷ 13,275,487 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.73

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Operations
for the six months ended March 31, 2012 (Unaudited)
Investment Income
Income: Interest	$1,047,359
Dividends	229,650
Income distributions — Central Cash Management Fund	2,743
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	28,033
Total income	1,307,785
Expenses: Management fee	490,219
Administration fee	122,555
Services to shareholders	69,850
Distribution and service fees	148,198
Custodian fee	19,042
Professional fees	49,628
Reports to shareholders	21,063
Registration fees	34,785
Trustees' fees and expenses	4,865
Other	15,712
Total expenses before expense reductions	975,917
Expense reductions	(26,444)
Total expenses after expense reductions	949,473
Net investment income (loss)	358,312
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	1,653,293
Swap contracts	600,397
Futures	190,107
Written options	(18,750)
Foreign currency	(1,040,559)
1,384,488
Change in net unrealized appreciation (depreciation) on: Investments	4,886,861
Swap contracts	97,213
Futures	(9,103)
Foreign currency	(181,100)
4,793,871
Net gain (loss)	6,178,359
Net increase (decrease) in net assets resulting from operations	$6,536,671

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011
Operations: Net investment income	$358,312	$7,266,332
Net realized gain (loss)	1,384,488	15,790,071
Change in net unrealized appreciation (depreciation)	4,793,871	(1,993,873)
Net increase (decrease) in net assets resulting from operations	6,536,671	21,062,530
Distributions to shareholders: Net investment income: Class A	(872,446)	(703,272)
Class B	(31,138)	(29,915)
Class C	(255,579)	(202,354)
Class S	(628,156)	(578,131)
Institutional Class	(2,965,633)	(3,865,060)
Net realized gains: Class A	(1,791,032)	—
Class B	(74,612)	—
Class C	(600,125)	—
Class S	(1,207,186)	—
Institutional Class	(5,529,317)	—
Total distributions	(13,955,224)	(5,378,732)
Fund share transactions: Proceeds from shares sold	54,460,933	97,760,173
Reinvestment of distributions	13,199,185	5,222,279
Payments for shares redeemed	(56,984,624)	(97,992,105)
Net increase (decrease) in net assets from Fund share transactions	10,675,494	4,990,347
Increase (decrease) in net assets	3,256,941	20,674,145
Net assets at beginning of period	234,552,423	213,878,278
Net assets at end of period (including undistributed net investment income of $507,484 and $4,902,124, respectively)	$237,809,364	$234,552,423

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Financial Highlights
			Years Ended September 30,
Class A	Six Months Ended 3/31/12 (Unaudited)		2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$11.11		$10.39	$9.65	$10.09	$9.97	$9.91
Income (loss) from investment operations: Net investment incomea	.01		.31	.15	.06	.70	.38
Net realized and unrealized gain (loss)	.28		.64	.73	.20	(.29)	.17
Total from investment operations	.29		.95	.88	.26	.41	.55
Less distributions from: Net investment income	(.21)		(.23)	(.14)	(.45)	(.22)	(.48)
Net realized gains	(.42)		—	—	(.15)	(.07)	(.01)
Tax return of capital	—		—	—	(.10)	—	—
Total distributions	(.63)		(.23)	(.14)	(.70)	(.29)	(.49)
Net asset value, end of period	$10.77		$11.11	$10.39	$9.65	$10.09	$9.97
Total Return (%)b,c	2.72	**	9.11	9.15	3.10	3.94	5.78
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	44		41	31	23	30	4
Ratio of expenses before expense reductions (%)	.96	*	1.00	1.05	1.14	1.03	1.81
Ratio of expenses after expense reductions (%)	.93	*	.91	.90	.91	.90	.90
Ratio of net investment income (%)	.13	*	2.91	1.52	.61	6.76	3.94
Portfolio turnover rate (%)	29	**	118	237	114	91	167
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

			Years Ended September 30,
Class B	Six Months Ended 3/31/12 (Unaudited)		2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$11.23		$10.51	$9.76	$10.13	$10.02	$9.95
Income (loss) from investment operations: Net investment incomea	(.03)		.23	.07	(.01)	.62	.31
Net realized and unrealized gain (loss)	.28		.64	.74	.20	(.29)	.17
Total from investment operations	.25		.87	.81	.19	.33	.48
Less distributions from: Net investment income	(.18)		(.15)	(.06)	(.31)	(.15)	(.40)
Net realized gains	(.42)		—	—	(.15)	(.07)	(.01)
Tax return of capital	—		—	—	(.10)	—	—
Total distributions	(.60)		(.15)	(.06)	(.56)	(.22)	(.41)
Net asset value, end of period	$10.88		$11.23	$10.51	$9.76	$10.13	$10.02
Total Return (%)b,c	2.19	**	8.31	8.36	2.28	3.12	5.01
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2		2	3	3	3	.3
Ratio of expenses before expense reductions (%)	1.79	*	1.81	1.86	1.96	1.89	2.58
Ratio of expenses after expense reductions (%)	1.69	*	1.66	1.65	1.66	1.65	1.65
Ratio of net investment income (%)	(.58	)*	2.16	.77	(.14)	6.01	3.19
Portfolio turnover rate (%)	29	**	118	237	114	91	167
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

			Years Ended September 30,
Class C	Six Months Ended 3/31/12 (Unaudited)		2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$11.24		$10.52	$9.76	$10.14	$10.02	$9.96
Income (loss) from investment operations: Net investment incomea	(.03)		.23	.07	(.01)	.62	.31
Net realized and unrealized gain (loss)	.28		.64	.75	.19	(.28)	.16
Total from investment operations	.25		.87	.82	.18	.34	.47
Less distributions from: Net investment income	(.18)		(.15)	(.06)	(.31)	(.15)	(.40)
Net realized gains	(.42)		—	—	(.15)	(.07)	(.01)
Tax return of capital	—		—	—	(.10)	—	—
Total distributions	(.60)		(.15)	(.06)	(.56)	(.22)	(.41)
Net asset value, end of period	$10.89		$11.24	$10.52	$9.76	$10.14	$10.02
Total Return (%)b,c	2.29	**	8.21	8.46	2.27	3.12	4.90
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	17		16	14	12	10	1
Ratio of expenses before expense reductions (%)	1.71	*	1.73	1.80	1.89	1.83	2.46
Ratio of expenses after expense reductions (%)	1.68	*	1.66	1.65	1.66	1.65	1.65
Ratio of net investment income (%)	(.59	)*	2.16	.77	(.14)	6.01	3.19
Portfolio turnover rate (%)	29	**	118	237	114	91	167
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

			Years Ended September 30,
Class S	Six Months Ended 3/31/12 (Unaudited)		2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$11.07		$10.36	$9.62	$10.08	$9.96	$9.90
Income (loss) from investment operations: Net investment incomea	.02		.34	.18	.08	.72	.40
Net realized and unrealized gain (loss)	.28		.62	.72	.20	(.29)	.16
Total from investment operations	.30		.96	.90	.28	.43	.56
Less distributions from: Net investment income	(.22)		(.25)	(.16)	(.49)	(.24)	(.49)
Net realized gains	(.42)		—	—	(.15)	(.07)	(.01)
Tax return of capital	—		—	—	(.10)	—	—
Total distributions	(.64)		(.25)	(.16)	(.74)	(.31)	(.50)
Net asset value, end of period	$10.73		$11.07	$10.36	$9.62	$10.08	$9.96
Total Return (%)b	2.74	**	9.41	9.44	3.35	4.04	5.87
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	32		29	23	19	15	5
Ratio of expenses before expense reductions (%)	.81	*	.84	.94	.98	.88	1.47
Ratio of expenses after expense reductions (%)	.72	*	.66	.65	.67	.70	.75
Ratio of net investment income (%)	.36	*	3.16	1.77	.85	6.96	4.08
Portfolio turnover rate (%)	29	**	118	237	114	91	167
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

			Years Ended September 30,
Institutional Class	Six Months Ended 3/31/12 (Unaudited)		2011	2010		2009		2008		2007
Selected Per Share Data
Net asset value, beginning of period	$11.07		$10.36	$9.62		$10.09		$9.97		$9.91
Income (loss) from investment operations: Net investment incomea	.02		.34	.18		.08		.73		.41
Net realized and unrealized gain (loss)	.28		.63	.72		.19		(.29)		.16
Total from investment operations	.30		.97	.90		.27		.44		.57
Less distributions from: Net investment income	(.22)		(.26)	(.16)		(.49)		(.25)		(.50)
Net realized gains	(.42)		—	—		(.15)		(.07)		(.01)
Tax return of capital	—		—	—		(.10)		—		—
Total distributions	(.64)		(.26)	(.16)		(.74)		(.32)		(.51)
Net asset value, end of period	$10.73		$11.07	$10.36		$9.62		$10.09		$9.97
Total Return (%)	2.75	**	9.42	9.44	b	3.31	b	4.21	b	6.05	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	142		146	143		90		119		27
Ratio of expenses before expense reductions (%)	.63	*	.63	.68		.75		.74		1.36
Ratio of expenses after expense reductions (%)	.63	*	.63	.65		.66		.65		.65
Ratio of net investment income (%)	.44	*	3.19	1.77		.86		7.01		4.19
Portfolio turnover rate (%)	29	**	118	237		114		91		167
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

Notes to Consolidated Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Global Inflation Fund (the "Fund") is a diversified series of DWS Income Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its consolidated financial statements.

Principles of Consolidation. The Fund invests indirectly in commodities markets through a wholly owned subsidiary, DWS Cayman Global Inflation Plus Fund, Ltd., organized under the laws of the Cayman Islands (the "Subsidiary"). Among other investments, the Subsidiary may invest in commodity-linked derivative instruments, such as swaps and futures. The Subsidiary may also invest in debt securities, some of which are intended to serve as margin or collateral for the Subsidiary's derivative positions. The Subsidiary may also invest available cash in affiliated money market funds. The Subsidiary is managed by the same portfolio managers that manage the Fund. As of March 31, 2012, the Fund's investment in the Subsidiary was $13,135,983, representing 5.52% of the Fund's net assets. The Fund's Investment Portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiary.

The consolidated financial statements include the accounts of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Consolidated Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Inflation-Indexed Instruments. Inflation-indexed instruments are fixed income securities whose principal value is adjusted to the rate of inflation. The interest rate on these instruments is generally fixed at issuance at a rate lower than typical bonds or notes. Over the life of an inflation-indexed instrument, however, interest will be paid based on a principal value, which is adjusted for any inflation or deflation. Any increase or decrease in the principal amount of an inflation-indexed instrument will result in an adjustment of interest income. In the case of U.S. Treasury inflation-indexed bonds, investors will receive the greater of their inflation-adjusted principal or the original face value of the bond at maturity.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

The Fund has reviewed the tax positions for the open tax years as of September 30, 2011 and has determined that no provision for income tax is required in the Fund's consolidated financial statements. The Fund's federal tax returns for the prior three fiscal years remains open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income are declared and distributed to shareholders monthly. Inflation and deflation adjustments may have a significant impact on the Fund's distributions and may result in a return of capital to shareholders. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, forward currency contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Expenses. Expenses of the Trust arising in connection with a specific series of the Trust, including the Fund, are allocated to that series. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the series in the Trust including the Fund.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Fund may periodically recharacterize distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes

B. Derivative Instruments

Commodity-Linked Swap Contracts. Commodity-linked swaps involve commitments to pay interest in exchange for a commodity linked return based on a notional amount. For the six months ended March 31, 2012, the Fund entered into commodity-linked swap transactions to gain exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities. To the extent the return of the reference commodity or commodity index underlying the commodity-linked swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in the value of the underlying reference commodity or commodity index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Consolidated Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Consolidated Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Consolidated Statement of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Consolidated Statement of Operations.

A summary of the open commodity-linked swap contracts as of March 31, 2012 is included in a table following the Fund's Consolidated Investment Portfolio. For the six months ended March 31, 2012, the Fund invested in long commodity-linked swap contracts with a total notional amount generally indicative of a range from approximately $62,413,000 to $85,588,000, and the Fund invested in short commodity-linked swap contracts with a total notional amount generally indicative of a range from approximately $15,340,000 to $33,607,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended March 31, 2012, the Fund entered into futures contracts to gain exposure to different parts of the yield curve while managing overall duration. The Fund also entered into futures contracts to gain exposure to the investment return of assets that trade in commodity markets, without investing directly in physical commodities. In addition, the Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy by entering into futures contracts on fixed-income securities, including on financial indices and security indices. For the six months ended March 31, 2012, as part of this strategy, the Fund used futures contracts to attempt to take advantage of inefficiencies within the global bond markets.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures contracts against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Consolidated Statement of Assets and Liabilities.

A summary of the open futures contracts as of March 31, 2012 is included in a table following the Fund's Consolidated Investment Portfolio. For the six months ended March 31, 2012, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $22,419,000 to $36,233,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $28,429,000 to $51,859,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. For the six months ended March 31, 2012, the Fund entered into options on interest rate futures in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

A summary of the open purchased option contracts as of March 31, 2012 is included in the Fund's Consolidated Investment Portfolio. A summary of open written option contracts is included in the table following the Fund's Consolidated Investment Portfolio. For the six months ended March 31, 2012, the Fund invested in written option contracts with total values ranging from $0 to approximately $26,000, and purchased option contracts with total values ranging from $0 to approximately $44,000.

Total Return Swap Contracts. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. For the six months ended March 31, 2012, the Fund entered into total return swap transactions to enhance potential gains. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Consolidated Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Consolidated Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Consolidated Statement of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Consolidated Statement of Operations.

A summary of the open total return swap contracts as of March 31, 2012 is included in a table following the Fund's Consolidated Investment Portfolio. For the six months ended March 31, 2012, the Fund invested in total return swap contracts with a total notional amount of $6,800,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy. For the six months ended March 31, 2012, as part of this strategy, the Fund used forward currency contracts to gain exposure to changes in the value of foreign currencies to attempt to take advantage of inefficiencies within the currency markets.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts.

A summary of the open forward currency contracts as of March 31, 2012 is included in a table following the Fund's Consolidated Investment Portfolio. For the six months ended March 31, 2012, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $7,797,000 to $40,962,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $5,268,000 to $41,327,000.

The following table summarizes the value of the Fund's derivative instruments held as of March 31, 2012 and the related location in the accompanying Consolidated Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Purchased Options	Swap Contracts	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$11,250	$—	$—	$92,887	$104,137
Commodity Contracts (a)	—	876,066	—	—	876,066
Foreign Exchange Contracts (b)	—	—	460,593	—	460,593
	$11,250	$876,066	$460,593	$92,887	$1,440,796

Each of the above derivatives is located in the following Consolidated Statement of Assets and Liabilities accounts:

(a) Investments in securities, at value (includes purchased options) and unrealized appreciation on swap contracts and futures. Futures contracts amount includes cumulative appreciation of futures contracts as disclosed in the Consolidated Investment Portfolio. Unsettled variation margin is disclosed separately within the Consolidated Statement of Assets and Liabilities.

(b) Unrealized appreciation on forward foreign currency exchange contracts

Liabilities Derivatives	Swap Contracts	Written Options	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$(25,974)	$(6,250)	$—	$(95,266)	$(127,490)
Commodity Contracts (a)	(746,079)	—	—	—	(746,079)
Foreign Exchange Contracts (b)	—	—	(573,913)	—	(573,913)
	$(772,053)	$(6,250)	$(573,913)	$(95,266)	$(1,447,482)

Each of the above derivatives is located in the following Consolidated Statement of Assets and Liabilities accounts:

(a) Options written, at value and unrealized depreciation on swap contracts and futures. Futures contracts amount includes cumulative depreciation of futures contracts as disclosed in the Consolidated Investment Portfolio. Unsettled variation margin is disclosed separately within the Consolidated Statement of Assets and Liabilities.

(b) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended March 31, 2012 and the related location in the accompanying Consolidated Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Writtens Options	Purchased Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$(18,750)	$(44,375)	$—	$263,433	$200,308
Commodity Contracts (a)	—	—	—	600,397	(73,326)	527,071
Foreign Exchange Contracts (b)	(1,043,695)	—	—	—	—	(1,043,695)
	$(1,043,695)	$(18,750)	$(44,375)	$600,397	$190,107	$(316,316)

Each of the above derivatives is located in the following Consolidated Statement of Operations accounts:

(a) Net realized gain (loss) from investments (includes purchased options), written options, swaps contracts and futures, respectively

(b) Net realized gain (loss) from foreign currency (Consolidated Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Purchased Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$(19,375)	$23,231	$(82,006)	$(78,150)
Commodity Contracts (a)	—	—	73,982	72,903	146,885
Foreign Exchange Contracts (b)	(179,039)	—	—	—	(179,039)
	$(179,039)	$(19,375)	$97,213	$(9,103)	$(110,304)

Each of the above derivatives is located in the following Consolidated Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) from investments (includes purchased options), swaps contracts and futures, respectively

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Consolidated Statement of Operations includes both forward currency contracts and foreign currency transactions)

C. Purchases and Sales of Securities

During the six months ended March 31, 2012, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $4,855,000 and $2,731,810, respectively. Purchases and sales of U.S. Treasury obligations aggregated $63,733,136 and $62,355,061, respectively.

For the six months ended March 31, 2012, transactions for written options on futures were as follows:
	Contracts	Premium
Outstanding, beginning of period	—	$—
Options written	280	31,875
Options expired	(200)	(25,625)
Outstanding, end of period	80	$6,250

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

QS Investors, LLC ("QS Investors") serves as subadvisor for the portion of assets allocated to the Fund's global tactical asset allocation overlay strategy. QS Investors is paid by the Advisor for the services QS Investors provides to the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $1.5 billion of the Fund's average daily net assets	.400%
Next $500 million of such net assets	.375%
Next $1 billion of such net assets	.360%
Next $1 billion of such net assets	.345%
Next $1 billion of such net assets	.330%
Next $1 billion of such net assets	.315%
Over $6 billion of such net assets	.300%

Accordingly, for the six months ended March 31, 2012, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.40% of the Fund's daily average net assets.

For the period from October 1, 2011 through January 31, 2012, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.90%
Class B	1.65%
Class C	1.65%
Class S	.65%
Institutional Class	.65%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended March 31, 2012, the Administration Fee was $122,555, of which $20,222 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended March 31, 2012, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at March 31, 2012
Class A	$8,422	$7,818	$—
Class B	808	799	—
Class C	1,963	1,888	—
Class S	9,074	8,931	—
Institutional Class	2,987	—	1,222
	$23,254	$19,436	$1,222

In addition, for the six months ended March 31, 2012, the Advisor agreed to reimburse the Fund $6,051 of non-affiliated sub-recordkeeping expenses for Class S shares.

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended March 31, 2012, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at March 31, 2012
Class B	$7,238	$1,133
Class C	62,790	11,049
	$70,028	$12,182

In addition, DIDI provides information and administrative services for a fee ("Servicing Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2012, the Service Fee was as follows:
Service Fee	Total Aggregated	Waived	Unpaid at March 31, 2012	Annualized Effective Rate
Class A	$54,896	$—	$20,545	.24%
Class B	2,403	81	1,075	.24%
Class C	20,871	876	8,494	.24%
	$78,170	$957	$30,114

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2012 aggregated $13,229.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended March 31, 2012, the CDSC for Class B and Class C shares aggregated $1,309 and $1,359, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended March 31, 2012, the amount charged to the Fund by DIMA included in the Consolidated Statement of Operations under "reports to shareholders" aggregated $10,083, of which $8,679 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at March 31, 2012.

F. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholders, including affiliated DWS Funds, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At March 31, 2012, DWS Alternative Asset Allocation Fund and DWS Select Alternative Allocation Fund held approximately 28% and 23% of the outstanding shares of the Fund, respectively.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Six Months Ended March 31, 2012		Year Ended September 30, 2011
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,643,013	$18,151,025	1,948,959	$21,142,839
Class B	7,479	84,159	30,936	337,742
Class C	303,568	3,358,470	486,824	5,281,505
Class S	1,007,345	11,068,642	1,757,634	18,882,740
Institutional Class	1,984,225	21,798,637	4,971,043	52,115,347
		$54,460,933		$97,760,173
Shares issued to shareholders in reinvestment of distributions
Class A	226,071	$2,437,150	60,576	$654,981
Class B	8,833	96,319	2,445	26,916
Class C	56,612	617,340	13,854	152,714
Class S	144,715	1,554,422	48,698	524,102
Institutional Class	790,473	8,493,954	359,844	3,863,566
		$13,199,185		$5,222,279
Shares redeemed
Class A	(1,470,882)	$(16,010,684)	(1,315,782)	$(13,929,868)
Class B	(39,028)	(431,059)	(93,346)	(1,011,583)
Class C	(163,578)	(1,812,075)	(456,961)	(4,898,662)
Class S	(802,996)	(8,758,071)	(1,397,482)	(14,613,925)
Institutional Class	(2,731,619)	(29,972,735)	(5,872,058)	(63,538,067)
		$(56,984,624)		$(97,992,105)
Net increase (decrease)
Class A	398,202	$4,577,491	693,753	$7,867,952
Class B	(22,716)	(250,581)	(59,965)	(646,925)
Class C	196,602	2,163,735	43,717	535,557
Class S	349,064	3,864,993	408,850	4,792,917
Institutional Class	43,079	319,856	(541,171)	(7,559,154)
		$10,675,494		$4,990,347

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class A, B, C and S shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2011 to March 31, 2012).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2012 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 10/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 3/31/12	$1,027.20	$1,021.90	$1,022.90	$1,027.40	$1,027.50
Expenses Paid per $1,000*	$4.71	$8.54	$8.50	$3.65	$3.19
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 10/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 3/31/12	$1,020.35	$1,016.55	$1,016.60	$1,021.40	$1,021.85
Expenses Paid per $1,000*	$4.70	$8.52	$8.47	$3.64	$3.18

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Global Inflation Fund	.93%	1.69%	1.68%	.72%	.63%

For more information, please refer to the Fund's prospectus.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 26, 2011

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2011, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009 and 2010.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 109 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, B, C and Institutional Class:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	TIPAX	TIPTX	TIPCX	TIPSX	TIPIX
CUSIP Number	23339C 883	23339C 875	23339C 867	23339C 859	23339C 842
Fund Number	454	654	754	2354	854

Privacy Statement
FACTS	What Does DWS Investments Do With Your Personal Information?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share can include:
• Social Security number
• Account balances
• Purchase and transaction history
• Bank account information
• Contact information such as mailing address, e-mail address and telephone number

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons DWS Investments chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does DWS Investments share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share

Questions?	Call (800) 621-1048 or e-mail us at dws-investments.info@dws.com

Who we are
Who is providing this notice?	DWS Investments Distributors, Inc.; Deutsche Investment Management Americas, Inc.; DeAM Investor Services, Inc.; DWS Trust Company; the DWS Funds
What we do
How does DWS Investments protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does DWS Investments collect my personal information?
We collect your personal information, for example. When you:
• open an account
• give us your contact information
• provide bank account information for ACH or wire transactions
• tell us where to send money
• seek advice about your investments

Why can't I limit all sharing?
Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes — information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.

Non-affiliates
Companies not related by common ownership or control. They can be financial and non-financial companies.
Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. DWS Investments does not jointly market.

Rev. 09/2011

DWS
INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DGIPF-3
(R-027139-1 5/12)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global Inflation Fund, a series of DWS Income Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	May 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	May 29, 2012

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	May 29, 2012